SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A-3


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): January 7, 1999



                            Zomax Optical Media, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-28426                                        41-1833089
(Commission File Number)                (I.R.S. Employer Identification Number)


                                5353 Nathan Lane
                            Plymouth, Minnesota 55442
               (Address of Principal Executive Offices) (Zip Code)


                                  612-553-9300
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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The Registrant hereby amends Item 7 of its Current Report on Form 8-K dated
January 7, 1999 only to file Exhibit 23.1; all financial statements were included with Form 8-K/A-2 at the pages set forth below:

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.                Page

              (i) Audited combined financial statements of The San Ramon and Fremont Divisions of Kao Infosystems Company and Kao Infosystems Canada, Inc. (a wholly-owned subsidiary of Kao Infosystems Company) for the three years ended December 31, 1997, 1996 and 1995 are filed as part of this report on the following pages immediately following the signature page of this report:

              Independent Auditors' Report................................ F1-1

              Combined Balance Sheets as of December 31, 1997 and 1996 ... F1-2

              Combined Statements of Operations for the Years Ended
              December 31, 1997, 1996 and 1995............................ F1-3

              Combined Statements of Equity in Net Assets for the Years
              Ended December 31, 1997, 1996 and 1995...................... F1-4

              Combined Statements of Cash Flows for the Years Ended
              December 31, 1997, 1996 and 1995............................ F1-5

              Notes to Combined Financial Statements...................... F1-6

              (ii) Audited financial statements of Kao Infosystems (Ireland) Limited for the three years ended December 31, 1997, 1996 and 1995 are filed as part of this report on the following pages immediately following the signature page of this report:

              Report of Independent Chartered Accountants dated
              April 30, 1998.............................................. F2-1

              Profit and Loss Accounts for the Three Years Ended
              31 December 1997............................................ F2-2

              Statements of Total Recognised Gains and Losses for
              the Three Years Ended 31 December 1997...................... F2-3

              Balance Sheets at 31 December 1997 and 1996 ................ F2-4

              Cash Flow Statements for the Three Years Ended
              31 December 1997............................................ F2-5

              Notes forming part of the Financial Statements.............. F2-6

              (iii) Unaudited combined financial statements of The San Ramon and Fremont Divisions of Kao Infosystems Company and Kao Infosystems Canada, Inc. (a wholly-owned subsidiary of Kao Infosystems Company) for the nine months ended September 30, 1998 and 1997 are filed as part of this report on the following pages immediately following the signature page of this report:

              Condensed Combined Balance Sheets as of September 30,
              1998 and December 31, 1997 ................................. F3-1

              Condensed Combined Statements of Operations for
              Nine Months Ended September 30, 1998 and 1997............... F3-2

              Condensed Combined Statements of Cash Flows for
              Nine Months Ended September 30, 1998 and 1997............... F3-3

              Notes to Condensed Combined Financial Statements............ F3-4

              (iv) Unaudited financial statements of Kao Infosystems (Ireland) Limited for the nine months ended September 30, 1998 and 1997 are filed as part of this report on the following pages immediately following the signature page of this report:

              Profit and Loss Accounts for Nine Months Ended
              30 September 1997 and 1998.................................. F4-1

              Balance Sheets at 30 September 1998 and 31 December 1997 ... F4-2

              Cash Flow Statements for the Nine Months Ended
              30 September 1998 and 1997.................................. F4-3

              Notes to Condensed Financial Statements..................... F4-4

         (b) Pro forma financial information. The unaudited pro forma financial information set forth below is filed as part of this report on the following pages immediately following the signature page of this report:

                  Introduction to Pro Forma Unaudited Condensed
                  Combined Financial Statements........................... F5-1

                  Pro Forma Unaudited Condensed Combined Balance Sheet as
                  of September 25, 1998................................... F5-3

                  Pro Forma Unaudited Condensed Combined Statement of Operations for the Nine Months Ended September 25, 1998. F5-4

                  Pro Forma Unaudited Condensed Combined Statement of
                  Operations for the Year ended December 26, 1997......... F5-5

                  Notes to Pro Forma Unaudited Condensed
                  Combined Financial Statements........................... F5-6

         (c)      Exhibits:

                  2.1 Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

                  2.2 Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Canada Company and Kao Infosystems Canada, Inc. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

                  2.3 Share Purchase and Sale Agreement dated November 28, 1998 between Primary Marketing Group Limited and Kao Corporation.

                  2.4 Credit Agreement dated as of January 6, 1999 among the Registrant, Certain Lenders and General Electric Capital Corporation.

                  2.5 Credit Agreement dated as of January 6, 1999 among Zomax Canada Company, Certain Lenders and General Electric Capital Canada Inc.

                  23.1     Consent of Deloitte & Touche LLP

                  23.2     Consent of KPMG



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 1999

                                 ZOMAX OPTICAL MEDIA, INC.



                                 By /s/ James E. Flaherty
                                   James E. Flaherty, Chief Financial Officer




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                           Commission File No.:
January 7, 1999                                                        0-28426


                            ZOMAX OPTICAL MEDIA, INC.



EXHIBIT NO.                ITEM

2.1* Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

2.2* Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Canada Company and Kao Infosystems Canada, Inc. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

2.3* Share Purchase and Sale Agreement dated November 28, 1998 between Primary Marketing Group Limited and Kao Corporation.

2.4* Credit Agreement dated as of January 6, 1999 among the Registrant, Certain Lenders and General Electric Capital Corporation.

2.5* Credit Agreement dated as of January 6, 1999 among Zomax Canada Company, Certain Lenders and General Electric Capital Canada Inc.

23.1     Consent of Deloitte & Touche LLP

23.2*    Consent of KPMG
-----------------------

*        Previously filed.